AMENDMENT NO. 2
                                   AGREEMENT
                                    BETWEEN
                         T. ROWE PRICE ASSOCIATES, INC.
                                      AND
                            THE T. ROWE PRICE FUNDS
                                      FOR
                            FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2001, between T. Rowe Price Associates, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of July 24, 2001, by adding thereto Institutional Equity Funds, Inc., on behalf of Institutional Large-Cap Growth Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND
   T. Rowe Price Blue Chip Growth Fund--Advisor Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
   California Tax-Free Bond Fund
   California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
   T. Rowe Price Equity Income Fund--Advisor Class



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T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price New America Growth Portfolio
   T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price Blue Chip Growth Portfolio
   T. Rowe Price Equity Index 500 Portfolio
   T. Rowe Price Health Sciences Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
   T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
   T. Rowe Price Equity Index 500 Fund
   T. Rowe Price Extended Equity Market Index Fund
   T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
   Institutional Mid-Cap Equity Growth Fund
   Institutional Large-Cap Value Fund
   Institutional Small-Cap Stock Fund
   Institutional Large-Cap Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
   Foreign Equity Fund



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T. ROWE PRICE INTERNATIONAL FUNDS, INC.
   T. Rowe Price International Stock Fund
   T. Rowe Price International Discovery Fund
   T. Rowe Price European Stock Fund
   T. Rowe Price New Asia Fund
   T. Rowe Price Japan Fund
   T. Rowe Price Latin America Fund
   T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price Global Stock Fund
   T. Rowe Price International Growth & Income Fund
   T. Rowe Price International Stock Fund--Advisor Class
   T. Rowe Price Emerging Europe & Mediterranean Fund
   T. Rowe Price International Bond Fund
   T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price International Bond Fund--Advisor Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
   T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
   T. Rowe Price Mid-Cap Growth Fund--Advisor Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
   T. Rowe Price Personal Strategy Balanced Fund
   T. Rowe Price Personal Strategy Growth Fund
   T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
   T. Rowe Price Prime Reserve Fund--PLUS Class


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T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
   T. Rowe Price Reserve Investment Fund
   T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
   T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
   T. Rowe Price Small-Cap Stock Fund--Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
   T. Rowe Price Small-Cap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
   Spectrum Growth Fund
   Spectrum Income Fund
   Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
   New York Tax-Free Money Fund
   New York Tax-Free Bond Fund
   Maryland Tax-Free Bond Fund
   Virginia Tax-Free Bond Fund
   New Jersey Tax-Free Bond Fund
   Maryland Short-Term Tax-Free Bond Fund
   Florida Intermediate Tax-Free Fund
   Georgia Tax-Free Bond Fund
   Maryland Tax-Free Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
   T. Rowe Price Summit Cash Reserves Fund
   T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
   T. Rowe Price Summit Municipal Money Market Fund
   T. Rowe Price Summit Municipal Intermediate Fund
   T. Rowe Price Summit Municipal Income Fund



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T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
   T. Rowe Price Tax-Efficient Balanced Fund
   T. Rowe Price Tax-Efficient Growth Fund
   T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
   T. Rowe Price Tax-Exempt Money Fund--PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
   U.S. Treasury Intermediate Fund
   U.S. Treasury Long-Term Fund
   U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
   T. Rowe Price Value Fund--Advisor Class


Attest:



/s/Patricia B. Lippert             /s/Joseph A. Carrier
Patricia B. Lippert           By:  Joseph A. Carrier
Secretary                         Treasurer

Attest:                       T. ROWE PRICE ASSOCIATES, INC.



/s/Barbara A. Van Horn             /s/Henry H. Hopkins
Barbara A. Van Horn           By:  Henry H. Hopkins
Secretary                          Managing Director

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